Exhibit 10(e)

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of __________________, 2006 among:

Jersey Central Power & Light Company, a New Jersey corporation (in its individual capacity, the “Company”),

JCP&L Transition Funding LLC, a Delaware limited liability company (the “Initial Transition Bond Issuer”),

JCP&L Transition Funding II LLC, a Delaware limited liability company (the “Additional Transition Bond Issuer”),

The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture dated as of June 11, 2002 by and between the Initial Transition Bond Issuer and The Bank of New York, as Trustee, (the “Initial Transition Bond Trustee”),

Jersey Central Power & Light Company, a New Jersey corporation, in its capacity as the initial servicer of the Initial Transition Property referred to below (including any successor in such capacity, the “Initial TC Servicer”),

The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture dated as of ___________, 2006 by and between the Additional Transition Bond Issuer and The Bank of New York, as Trustee, (the “Additional Transition Bond Trustee”),

Jersey Central Power & Light Company, a New Jersey corporation, in its capacity as the initial servicer of the Additional Transition Property referred to below (including any successor in such capacity, the “Additional TC Servicer”), and

Jersey Central Power & Light Company, a New Jersey corporation, in its capacity as collection agent for the benefit of the Initial TC Servicer and the Additional TC Servicer (the “Utility”).

WHEREAS, pursuant to the terms of the Sale Agreement dated as of June 11, 2002 by and between the Initial Transition Bond Issuer and Jersey Central Power & Light Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), the Company has sold to the Initial Transition Bond Issuer certain assets known as “Transition Property” which includes the “Transition Charges” (hereinafter, the “Initial Transition Property” and the “Initial Transition Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of June 11, 2002 by and between the Initial Transition Bond Issuer and the Initial Transition Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Initial Indenture”), the Initial Transition Bond Issuer, among other things, has granted to the Initial Transition Bond Trustee a security interest in certain of its assets, including the Initial Transition Property, to secure, among other things, the Transition Bonds issued pursuant to the Initial Indenture (the “Initial Transition Bonds”); and

WHEREAS, pursuant to the terms of the Servicing Agreement dated as of June 11, 2002 by and between the Initial Transition Bond Issuer and the Initial TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement”), the Initial TC Servicer has agreed to provide for the benefit of the Initial Transition Bond Issuer servicing functions with respect to the Initial Transition Charges; and

WHEREAS, pursuant to the terms of the Sale Agreement dated as of ___________, 2006 by and between the Additional Transition Bond Issuer and Jersey Central Power & Light Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Additional Sale Agreement”), the Company has sold to the Additional Transition Bond Issuer certain additional Transition Property which includes additional related Transition Charges (hereinafter, the “Additional Transition Property” and the “Additional Transition Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of ___________, 2006 by and between the Additional Transition Bond Issuer and the Additional Transition Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Additional Indenture”, and together with the Initial Indenture, the “Indentures”), the Additional Transition Bond Issuer, among other things, has granted to the Additional Transition Bond Trustee a security interest in certain of its assets, including the Additional Transition Property, to secure, among other things, the Transition Bonds issued pursuant to the Additional Indenture (the “Additional Transition Bonds”); and

WHEREAS, pursuant to the terms of the Servicing Agreement dated as of ______________, 2006 by and between the Additional Transition Bond Issuer and the Additional TC Servicer (as it may hereafter from time to time be amended, restated or modified, the “Additional Servicing Agreement”, and together with the Initial Servicing Agreement, the “Servicing Agreements”), the Additional TC Servicer has agreed to provide for the benefit of the Additional Transition Bond Issuer servicing functions with respect to the Additional Transition Charges; and

WHEREAS, the Initial Transition Charges, Additional Transition Charges, related MTC-Tax charges (“MTC-Taxes”), applicable New Jersey sales and use taxes (the “Sales and Use Taxes”) will be combined as a single line item (i) with the non-utility generation charge on each non-residential customer’s bill and (ii) with the electric distribution charge on each residential customer’s bill (such combined amounts, the “Collections”); and

WHEREAS, the parties hereto wish to agree upon their respective rights relating to such Collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Sale Agreement, the Initial Indenture, the Initial Servicing Agreement, the Additional Sale Agreement, the Additional Indenture and the Additional Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer and the Initial TC Servicer hereby acknowledge the ownership interest of the Additional Transition Bond Issuer in the Additional Transition Property, including the Additional Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interest in favor of the Additional Transition Bond Trustee for the benefit of itself, the holders of the Additional Transition Bonds and any credit enhancement provider in the Additional Transition Property.

The Additional Transition Bond Trustee, the Additional Transition Bond Issuer and the Additional TC Servicer hereby acknowledge the ownership interest of the Initial Transition Bond Issuer in the Initial Transition Property, including the Initial Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interest in favor of the Initial Transition Bond Trustee for the benefit of itself, the holders of the Initial Transition Bonds and any credit enhancement provider in the Initial Transition Property.

The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Initial TC Servicer, the Additional Transition Bond Trustee, the Additional Transition Bond Issuer and the Additional TC Servicer hereby acknowledge the ownership interest of the State of New Jersey with respect to the Sales and Use Taxes and acknowledge that the Initial TC Servicer and the Additional TC Servicer will collect the same for remittance to the State of New Jersey and not for its own account or that of the Initial Transition Bond Issuer or the Additional Transition Bond Issuer.

SECTION 2. Deposit Accounts. Each of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Initial TC Servicer, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee and the Additional TC Servicer acknowledges that Collections with respect to the Initial Transition Property and the Additional Transition Property may from time to time be deposited into one or more designated accounts of the Utility (the “Deposit Accounts”). Subject to Section 4 below, the Utility agrees to:

(a)    maintain the collections held in the Deposit Accounts for the benefit of the Initial TC Servicer, the Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional TC Servicer, the Additional Transition Bond Trustee and the Additional Transition Bond Issuer, in accordance with their respective interests as described in this Agreement and the other Basic Documents (as defined in the Initial Indenture and the Additional Indenture, respectively), to the extent applicable;

(b)    allocate and remit funds from the Deposit Accounts at the times specified in the respective Indentures and Servicing Agreements to the Initial Transition Bond Trustee in the case of Collections relating to the Initial Transition Property and to the Additional Transition Bond Trustee in the case of Collections relating to the Additional Transition Property; provided that: (i) Collections from customers will be first applied to the payment of the Sales and Use Tax (which are not “charges” for purposes of the following allocations), then to charges in arrears, if any, and then to current charges; (ii) to the extent the combined amounts of remittance by customers are insufficient to satisfy amounts owed in respect of the Initial Transition Charges, the Additional Transition Charges, the MTC-Taxes and the transmission and distribution charges (other than late-payment penalties), such allocation and remittances shall be made on a pro rata basis as between the Initial Transition Charges, the Additional Transition Charges, the MTC-Taxes and the applicable transmission and distribution charges based on the relative amounts owed in respect of such charges; and (iii) all Collections constituting late payment charges shall be payable to and retained by the Initial TC Servicer or Additional TC Servicer (or any successor(s) thereof), as applicable, as a component of its compensation under the applicable Servicing Agreement; and

(c)    maintain records as to the amounts deposited into the Deposit Accounts and the allocation and remittances therefrom as provided in Section 2(b) above.

The Utility shall allocate and pay all interest accrued on amounts in each Deposit Account to the Initial TC Servicer or the Additional TC Servicer, as applicable. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee and the Additional Transition Bond Issuer, shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective interests of the other parties hereto in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement and the other Basic Documents, to the extent applicable.

SECTION 3. Time or Order of Attachment. The acknowledgments contained in Sections 1 and 2 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the Electric Discount and Energy Competition Act, N.J.S.A. 48:3-48 et seq..

SECTION 4. Servicing.

(a)    Pursuant to Section 2 above, the Company, in its role as Initial TC Servicer and Additional TC Servicer, shall allocate and remit funds received from customers for the Initial Transition Bonds and the Additional Transition Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”). Each of the parties hereto acknowledges that the Initial TC Servicer or the Additional TC Servicer may be replaced in accordance with the applicable Basic Documents. Any such replacement, if such entity is retained in accordance with such applicable Basic Documents, is referred to herein as a “Replacement Servicer”. Each of the parties hereto agree that the Replacement Servicer for the Initial TC Servicer and the Additional TC Servicer shall be the same entity.

(b)    In the event that the Initial Transition Bond Trustee or the Additional Transition Bond Trustee is entitled to and desires to exercise its rights under the Initial Indenture or the Additional Indenture, as applicable, to redirect Collections relating to the Initial Transition Property or the Additional Transition Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to a Designated Account (as defined below) with an Eligible Institution chosen in accordance with the provisions of the Initial Indenture or the Additional Indenture, as applicable. The “Designated Account” shall be an “Eligible Account” (as defined in the Initial Indenture and the Additional Indenture, as applicable) and shall be held for the benefit of the Initial Transition Bond Trustee and the Additional Transition Bond Trustee as their interests may appear. Each of the parties hereto agree that the Eligible Institution acting as the Designated Account holder in accordance with the Initial Indenture and the Additional Indenture shall be the same entity.

(c)    Upon exercise by the Initial Transition Bond Trustee or the Additional Transition Bond Trustee of its rights to redirect Collections relating to the Initial Transition Property or the Additional Transition Property, and in the absence of a Replacement Servicer, the parties agree that all Collections relating to the Initial Transition Property and the Additional Transition Property shall be deposited into the Designated Account and that the Eligible Institution acting as the Designated Account holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Eligible Institution acting as Designated Account holder on a daily basis, to the Persons entitled thereto, being the Initial Transition Bond Trustee in the case of all Collections relating to the Initial Transition Property and the Additional Transition Bond Trustee in the case of all Collections relating to the Additional Transition Property (other than, in each case, late payment charges, which shall be allocated and remitted as described in Section 2(b) above); and (ii) maintain records as to the amounts deposited into such account and the amounts allocated and remitted therefrom as provided in clause (i). The fees and expenses of the Eligible Institution acting as Designated Account holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between Collections relating to the Initial Transition Property and the Additional Transition Property, provided that the portion of those fees and expenses allocable to Collections relating to the Initial Transition Property shall be payable by the Initial TC Servicer or its successor, as the case may be, from, and only to the extent of, the servicer fees provided for in the Initial Servicing Agreement, and the portion of those fees and expenses allocable to Collections relating to the Additional Transition Property shall be payable by the Additional TC Servicer or its successor, as the case may be, from, and only to the extent of, the servicer fees provided for in the Additional Servicing Agreement. The Initial Transition Bond Trustee, the Initial Transition Bond Issuer, the Additional Transition Bond Trustee and the Additional Transition Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Eligible Institution acting as Designated Account holder.

(d)    Anything in this Agreement to the contrary notwithstanding, any action taken by either the Initial Transition Bond Trustee or the Additional Transition Bond Trustee to appoint a Replacement Servicer or designate an Eligible Institution acting as a Designated Account holder shall be subject to the Rating Agency Condition and the consent, if required by law or the Financing Order (as defined in the Initial Indenture or the Additional Indenture), of the New Jersey Board of Public Utilities. For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any such action, notification to each rating agency then rating any class or series of the Initial Transition Bonds or the Additional Transition Bonds of such action, and the receipt of written notification from each such rating agency, other than Moody’s and Fitch (as such terms are defined in the Initial Indenture and the Additional Indenture, as applicable), that such action will not result in a reduction or withdrawal of its respective then current rating on the Initial Transition Bonds or the Additional Transition Bonds; provided that the Rating Agency Condition shall not be satisfied if Moody’s or Fitch provides notice that such action will result in a reduction or withdrawal of its respective then current rating on the Initial Transition Bonds or the Additional Transition Bonds. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Initial Transition Property and the Additional Transition Property which it may have in its possession or may from time to time receive from the Company, the Initial TC Servicer, the Additional TC Servicer or any successors to any of the foregoing, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee and the Company.

SECTION 7. Method of Adjustment and Allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Additional Transition Bond Issuer hereby acknowledges (a) the method of adjustment of the Initial Transition Charge in accordance with Section 5 of Annex I to the Initial Servicing Agreement, and (b) the method of calculation and allocation of payments in accordance with Sections 3.02 and 3.03 of the Initial Servicing Agreement. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Initial Transition Bond Issuer hereby acknowledges (a) the method of adjustment of the Additional Transition Charge in accordance with Section 5 of Annex I to the Additional Servicing Agreement, and (b) the method of calculation and allocation of payments in accordance with Sections 3.02 and 3.03 of the Additional Servicing Agreement. Each of the parties referenced above in this Section 7 irrevocably waives any right to object to or enjoin any adjustment, calculation, payment or allocation consented and agreed to in this Section 7.

SECTION 8. Termination. This Agreement shall terminate upon the payment in full of the Initial Transition Bonds and the Additional Transition Bonds, except that the understandings and acknowledgments contained in paragraphs 1, 2 and 3 shall survive the termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be governed by the laws of the State of New Jersey, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 10. Further Assurances. Each of the parties hereto agrees to execute any and all agreements, instruments and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. Notwithstanding any provision hereof to the contrary, the Initial Transition Bond Trustee and the Additional Transition Bond Trustee shall not be required to take any action pursuant to this Section 10 unless directed to do so in writing by the Initial Transition Bond Issuer or the Additional Transition Bond Issuer, respectively.

SECTION 11. Limitation on Rights of Others. This Agreement is solely for the benefit of the Initial Transition Bond Issuer, the Initial Transition Bond Trustee for the benefit of itself, the Additional Transition Bond Issuer, the Additional Transition Bond Trustee for the benefit of itself, the holders of the Initial Transition Bonds and the holders of the Additional Transition Bonds, the Company and any credit enhancement provider in the Initial Transition Property or the Additional Transition Property, as applicable, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 13. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Initial Indenture or the Additional Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the Initial Transition Bonds and the Additional Transition Bonds, acquiesce, petition or otherwise invoke or cause either the Initial Transition Bond Issuer or the Additional Transition Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Transition Bond Issuer or the Additional Transition Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Transition Bond Issuer or the Additional Transition Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Transition Bond Issuer or the Additional Transition Bond Issuer.

SECTION 14. Trustees. The Bank of New York, as Initial Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. The Bank of New York, as Additional Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Additional Indenture.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JERSEY CENTRAL POWER & LIGHT COMPANY as Company
By:
Name: Title:
JERSEY CENTRAL POWER & LIGHT COMPANY as Initial TC Servicer
By:
Name: Title:
JERSEY CENTRAL POWER & LIGHT COMPANY as Additional TC Servicer
By:
Name: Title:
JERSEY CENTRAL POWER & LIGHT COMPANY as Utility
By:
Name: Title:
JCP&L TRANSITION FUNDING LLC
By:
Name: Title:

JCP&L TRANSITION FUNDING II LLC
By:
Name: Title:
THE BANK OF NEW YORK, as Initial Transition Bond Trustee
By:
Name: Title:
THE BANK OF NEW YORK, as Additional Transition Bond Trustee
By:
Name: Title: